Exhibit 1.1

[   •   ] Ordinary Shares represented by American Depositary Shares1

MOKO Social Media Limited

PURCHASE AGREEMENT

[   •   ], 2014

Northland Securities, INc.

As Representative of the several

Underwriters named in Schedule I-A hereto

c/o Northland Securities, Inc.

45 South Seventh Street, Suite 2000

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

MOKO Social Media Limited, an Australian corporation (the “Company”), proposes to sell to the several Underwriters named in Schedule I-A hereto (the “Underwriters”) an aggregate of [   •   ] ordinary shares, no par value per share (the “Ordinary Shares”), of the Company in the form of American Depositary Shares (“ADSs”), with each ADS representing [   •   ] Ordinary Shares. The “Firm Securities” consist of [   •   ] authorized but unissued Ordinary Shares to be issued and sold by the Company to the several Underwriters in the form of ADSs, subject to the terms herein. The Company also has granted to the several Underwriters an option to purchase up to [   •   ] additional Ordinary Shares in the form of ADSs on the terms and for the purposes set forth in Section 3 hereof (the “Option Securities”). The Firm Securities and any Option Securities purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

The ADSs are to be issued pursuant to an amended and restated deposit agreement (the “Deposit Agreement”), dated as of [   •   ], 2014 among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and holders from time to time of the ADRs issued by the Depositary and evidencing the ADSs. The Ordinary Shares represented by the ADSs are referred to herein as the “Underlying Shares.”

The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom Northland Securities, Inc. is acting as representative (“you” or the “Representative”), as follows:

1.           Registration Statements and Prospectus.   A registration statement on Form F-1 (File No. 333-[   •   ]) with respect to the Underlying Shares, including a preliminary form of prospectus, and a registration on Form F-6 (File No. 333-[   •   ]) with respect to the Securities (the “ADS Registration Statement”), have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and have been filed with the Commission. Such registration statement on Form F-1, including the amendments, exhibits and schedules thereto, as of the time it became effective, including the Rule 430A Information (as defined below), is referred to herein at the “Registration Statement.” The Company will prepare and file a prospectus pursuant to Rule 424(b) of the Rules and Regulations that discloses the information previously omitted from the prospectus in the Registration Statement in reliance upon Rule 430A of the Rules and Regulations, which information will be

[1]	Plus an option to purchase up to [ • ] additional shares represented by American Depositary Shares to cover over-allotments.

deemed retroactively to be a part of the Registration Statement in accordance with Rule 430A of the Rules and Regulations (“Rule 430A Information”). If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b) of the Rules and Regulations (such registration statement, including the contents of the Registration Statement incorporated by reference therein is the “Rule 462(b) Registration Statement”). References herein to the “Registration Statement” will be deemed to include the Rule 462(b) Registration Statement at and after the time of filing of the Rule 462(b) Registration Statement. “Preliminary Prospectus” means any prospectus included in the Registration Statement prior to the effective time of the Registration Statement, any prospectus filed with the Commission pursuant to Rule 424(a) under the Rules and Regulations and each prospectus that omits Rule 430A Information used after the effective time of the Registration Statement. “Prospectus” means the prospectus that discloses the public offering price and other final terms of the Securities and the offering and otherwise satisfies Section 10(a) of the Act. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, is deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto (“EDGAR”).

2.           Representations and Warranties.

(a)          Representations and Warranties.   The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i)          Registration Statements and Prospectuses.   Each of the Registration Statement and the ADS Registration Statement and any post-effective amendment thereto have become effective under the Act. No stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus (or any supplement thereto) has been issued by the Commission and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. As of the time each part of each of the Registration Statement and the ADS Registration Statement (or any post-effective amendment thereto) became or becomes effective, such part conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations. Upon the filing or first use within the meaning of the Rules and Regulations, each Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations.

(ii)         Accurate Disclosure.   Each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Registration Statement, the ADS Registration Statement nor any amendment thereto, at the effective time of each part thereof, at the First Closing Date (as defined below) or at the Second Closing Date (as defined below), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Time of Sale (as defined below), neither (A) the Time of Sale Disclosure Package (as defined below) nor (B) any issuer free writing prospectus (as defined below), when considered together with the Time of Sale Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Rules and Regulations, at the First Closing Date or at the Second Closing, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 2(a)(ii) shall not apply to statements in or omissions from any Preliminary Prospectus, the Registration Statement or the ADS Registration Statement (or any amendment thereto), the Time of Sale Disclosure Package or the Prospectus (or any supplement thereto) made in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation of such document, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(e).

Each reference to an “issuer free writing prospectus” herein means an issuer free writing prospectus as defined in Rule 433 of the Rules and Regulations.

“Time of Sale Disclosure Package” means the Preliminary Prospectus dated [__________], any free writing prospectus set forth on Schedule I and the information on Schedule II, all considered together.

Each reference to a “free writing prospectus” herein means a free writing prospectus as defined in Rule 405 of the Rules and Regulations.

“Time of Sale” means [   •   ]:00 **[a/p]m (Eastern time) on the date of this Agreement.

(iii)        Issuer Free Writing Prospectuses. (A) Each issuer free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in Section 4(c)(ii), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the ADS Registration Statement, any Preliminary Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(e).

(B)         At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations, without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company be considered an ineligible issuer.

(C)         Each issuer free writing prospectus satisfied, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433 under the Act.

(iv)        Emerging Growth Company.   From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-

Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

(v)         Testing-the-Waters Materials.   The Company (A) has not alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act and (B) has not authorized anyone other than the Underwriters and LHA to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters and LHA have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. Neither the Company nor LHA has distributed any Written Testing-the-Waters Communications (as defined below) other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the ADS Registration Statement or the Time of Sale Disclosure Package, and when taken together with the Time of Sale Disclosure Package as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi)        No Other Offering Materials.   The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule I, the Company has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, except in accordance with the provisions of Section 4(m) of this Agreement and, except as set forth on Schedule III, the Company has not made and will not make any communication relating to the Securities that would constitute a Testing-the-Waters Communication, except in accordance with the provisions of Section 2(a)(v) of this Agreement.

(vii)       Financial Statements.   The financial statements of the Company, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with International Financial Reporting Standards as published by the International Accounting Standards Board (“IFRS”) consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; to the extent applicable, all financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale

Disclosure Package or the Prospectus. BDO East Coast Partnership, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(viii)      Organization and Good Standing.   Each of the Company and those of its subsidiaries which are actively engaged in the conduct of the Company’s business has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(ix)         Absence of Certain Events.   Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

(x)          Absence of Proceedings.   Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, the Deposit Agreement, the Underwriter’s Warrants or which are otherwise material in the context of the sale of the Securities. There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, that are required to be described in the Registration Statement, Time of

Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(xi)         Disclosure of Legal Matters. There are no laws, statutes, rule, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

(xii)        Authorization; No Conflicts; Authority.   This Agreement, the Deposit Agreement and the Underwriter’s Warrants (as defined below) have been duly authorized. This Agreement and the Deposit Agreement have been, and as of each Closing Date the Underwriter’s Warrants will be, executed and delivered by the Company, and each such agreement constitutes or will constitute a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement, the Deposit Agreement and the Underwriter’s Warrants and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or constitution (or similar governing document) or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clauses (A) or (C) as would not result in a Material Adverse Effect. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement, the Deposit Agreement or the Underwriter’s Warrants or for the consummation of the transactions contemplated hereby or thereby, including the issuance of the Underlying Shares, sale of the Securities by the Company or the issuance of Ordinary Shares upon exercise of the Underwriter’s Warrants, except such as may be required under the Act, the rules of the Financial Industry Regulatory Authority (“FINRA”), the NASDAQ Stock Market or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement, the Deposit Agreement and the Underwriter’s Warrants and to consummate the transactions contemplated hereby and thereby, including the issuance of the Underlying Shares and the Underwriter’s Warrants, the sale of the Securities as contemplated by this Agreement and the issuance of Ordinary Shares upon exercise of the Underwriter’s Warrants.

(xiii)       Capitalization; Securities; Registration Rights.   All of the issued and outstanding shares of capital stock of the Company, including the outstanding Ordinary Shares, is duly authorized, validly issued and fully paid, have been issued in compliance with all applicable securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representative), and the holders thereof are not subject to personal liability by reason of being such holders. The Underlying Shares have been duly authorized and, when deposited with the Depositary, will be validly issued and fully paid. Upon due and authorized issuance by the Depositary of the ADRs evidencing the Securities against deposit of the Underlying Shares in respect thereof in accordance with the Deposit Agreement and upon payment by the Underwriters for the Securities evidenced thereby in accordance with this Agreement, such Securities evidenced by such ADRs will be duly and validly issued, and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. The capital stock of the Company, including the Ordinary Shares, ADSs and ADRs, conforms in all material respects to the description thereof in the Registration Statement and the ADS Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, (A) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares, ADS or ADRs pursuant to the Company’s charter or constitution (or similar governing documents) or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound; (B) neither the filing of the Registration Statement or the ADS Registration Statement, the offering or sale of the Securities or the Underwriter’s Warrant as contemplated by this Agreement or the issuance of securities upon exercise of the Underwriter’s Warrant does or will give rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company (collectively “Registration Rights”) and (C) any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after expiration of the Lock-Up Period (as defined below). All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued and are fully paid, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. The Ordinary Shares and the Securities conform in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus.

(xiv)      Stock Options.   Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The description of the Company’s stock option, stock bonus and other stock plans or arrangements (the “Company Stock Plans”), and the options or other rights granted thereunder (the “Awards”), set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Each grant of an Award (A) was duly authorized no later than the date on which the grant of such Award was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable securities laws.

(xv)       Compliance with Laws.   The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xvi)      Ownership of Assets.   The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xvii)     Intellectual Property. The Company and each of its subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect. Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its subsidiaries and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company nor its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its subsidiaries or actions undertaken by the employee while employed with the Company or its subsidiaries, and such violation would result in a Material Adverse Effect. As used herein, “Intellectual Property” means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(xviii)    Privacy Policy Compliance.   The Company and its subsidiaries have complied in all material respects with their respective privacy policies and other legal obligations regarding the collection, use, transfer, storage, protection, disposal and disclosure by the Company and its subsidiaries of personal and user information gathered or accessed in the course of their respective operations. With respect to all such information, the Company and its subsidiaries have taken the steps reasonably necessary to protect such information against loss and against unauthorized access, use, modification, disclosure or other misuse, and, to the knowledge of the Company, there has been no unauthorized access to or other misuse of such information that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xix)       No Violations or Defaults.   Neither the Company nor any of its subsidiaries is in violation of its respective charter, constitution or other organizational documents, or in breach of or otherwise in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

(xx)        Taxes.   The Company and its subsidiaries have timely filed all material federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in any material respect in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or any of its subsidiaries for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xxi)       Exchange Listing and Exchange Act Registration.   The Securities and the Underlying Shares have been approved for listing on the NASDAQ Global Market upon official notice of issuance and, on the date the Registration Statement and the ADS Registration Statement became effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became effective. Except as previously disclosed to counsel for the Representative or as set forth in the Time of Sale Disclosure Package and the Prospectus, there are no affiliations with members of FINRA among the Company’s officers or directors or, to the knowledge of the Company, any five percent or greater stockholders of the Company or any beneficial owner of the Company’s unregistered equity securities that were acquired during the 180-day period immediately preceding the initial filing date of the Registration Statement.

(xxii)      ASX Compliance.   The Company (A) is not in material breach of any provision of the Listing Rules (the “ASX Listing Rules”) of the Australian Securities Exchange (the “ASX”) and (B) has complied in all material respects with all applicable continuous disclosure requirements under the ASX Listing Rules.

(xxiii)     Ownership of Other Entities.   Other than the entities of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xxiv)    Internal Controls.   The Company and its subsidiaries maintains such controls and other procedures that are designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange

Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure and to ensure that material information relating to Company is made known to them by others within the Company. The Company and its subsidiaries maintain a system of internal controls over financial reporting. None of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries who have a significant role in the Company’s internal controls. The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxv)     No Brokers or Finders.   Other than as contemplated by this Agreement, the Company has not incurred and will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement, the Deposit Agreement or the Underwriter’s Warrants or the consummation of the transactions contemplated hereby or thereby.

(xxvi)    Insurance.   The Company and each of its subsidiaries carries, or is covered by, insurance from insurers with appropriately rated claims paying abilities in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of its subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance in all material respects with the terms of such policies and instruments; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxvii)   Investment Company Act.   The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxviii)   Foreign Private Issuer Status.   The Company is a “foreign private issuer” (as defined in Rule 405 under the Act) and eligible to use Form F-1 in accordance with the General Instructions thereto.

(xxix)     Sarbanes-Oxley Act.   The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxx)      Disclosure Controls.   The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and the ADS Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxxi)     Anti-Bribery and Anti-Money Laundering Laws.   Each of the Company, its subsidiaries, and to the Company’s knowledge, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, and (B) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(xxxii)    OFAC.

(A)         Neither the Company nor any of its subsidiaries, nor any or their directors, officers or employees, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

(1)         the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(2)         located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria).

(B)         Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1)         to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(2)         in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(C)         For the past five years, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xxxiii)   Compliance with Environmental Laws.   Except as disclosed in the Time of Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(xxxiv)   Compliance with Occupational Laws.   The Company and each of its subsidiaries (A) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws.

(xxxv)    Employee Benefits Matters.   Each Employee Benefit Plan (as defined below) is and has been operated in material compliance with its terms and all applicable laws, and, to the knowledge of the Company, no event has occurred and no condition exists that would subject the Company to any material tax, fine, lien, penalty or liability imposed by any applicable law. Each Employee Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Employee Benefit Plans, adequate reserves therefor have been established on the accounting statements of the

Company or its applicable subsidiary. The Company has fulfilled its obligations under Australian laws to make any required superannuation fund contributions. As used in this Agreement, “Employee Benefit Plan” means any employee benefit plan, program, agreement or arrangement, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, under which (x) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (y) the Company or any of its subsidiaries has had or has any present or future obligation or liability.

(xxxvi)   Labor Matters.   Neither the Company nor any of its subsidiaries has any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to any employees of the Company or its subsidiaries. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xxxvii)  Restrictions on Subsidiary Payments to the Company.   No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxviii) Statistical Information.   Any third-party statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(xxxix)    Forward-looking Statements.   No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xl)         Payments in Foreign Currency; Restrictions on Distributions.   Under the current laws and regulations of the Company’s jurisdiction of incorporation, all dividends and other distributions declared and payable on the Ordinary Shares may be paid by the Company to the holder thereof in United States Dollars and freely transferred to holders of the Ordinary Shares and the Securities regardless of jurisdiction of residence and, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such holders will not be subject to income, withholding or other taxes under the laws and regulations of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein.

(xli)        No Immunity.   Under the laws of the Company’s jurisdiction of incorporation, neither the Company nor its assets would be entitled to invoke immunity from jurisdiction or immunity from execution in respect of any action arising out of its obligations under this Agreement.

(xlii)      Stamp Taxes.   Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no stamp or other issuance or transfer taxes or duties or other similar fees or charges and no capital gains, income, withholding or other taxes required to be paid by or on behalf of the several Underwriters in the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein in connection with the (A) deposit by the Company with the Depositary of Ordinary Shares against the issuance of the ADRs evidencing the ADSs representing such Ordinary Shares, (B) issue and allotment by the Company of the Securities to the several Underwriters, (C) sale and delivery by the several Underwriters of the Securities as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or (D) execution and delivery of this Agreement or the Depositary Agreement or any payment to be made pursuant hereto or thereto.

(xliii)     PFIC Status.   The Company was not for its most recent taxable year, and does not expect to become, a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the Company’s current taxable year, and has no current plan or intention to conduct its business in a manner that reasonably could be expected to result in the Company becoming a PFIC in the future.

(xliv)     Certain Legal Matters.   The choice of laws of the State of New York as the governing law of this Agreement, the Deposit Agreement and the Underwriter’s Warrant is a valid choice of law under the laws of the Commonwealth of Australia and will be honored by courts located in the Commonwealth of Australia. The Company has the power to submit, and pursuant to Section 12 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the courts provided for in Section 12 hereof, and the Company has the power to designate, appoint and authorize, and pursuant to Section 12 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined below) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Underwriter’s Warrants, any Preliminary Prospectus, the Prospectus, the Registration Statement or the Securities, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 12 hereof. Except as disclosed in the Time of Sale Disclosure Package and the Prospectus, any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement, the Deposit Agreement or the Underwriter’s Warrant would be recognized and enforced by courts located in the Commonwealth of Australia. The laws of the Commonwealth of Australia permit an action to be brought in a court of competent jurisdiction in the Commonwealth of Australia to recognize and declare enforceable a final and enforceable judgment of a New York Court of a sum certain against and respecting the obligations of the Company under this Agreement, the Deposit Agreement or the Underwriter’s Warrants that is not impeachable as void or voidable under the internal laws of the State of New York, provided that such Australian court is satisfied that (i) the New York Court issuing the judgment had jurisdiction in the matter and the Company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process; (ii) the judgment given by the New York Court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the Company; (iii) in obtaining judgment there was no fraud on the part of the person in whose favour judgment was given or on the part of the New York Court; (iv) recognition or enforcement of the judgment in Australia would not be contrary to public policy; and (v) the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

(b)          Effect of Certificates.   Any certificate signed by any officer of the Company and delivered to you or to counsel for the Representative shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

3.           Purchase, Sale and Delivery of Securities.

(a)          Firm Securities.   On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Securities to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I-A. The purchase price for each Firm Security shall be $[   •   ] per ADS. . In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (d) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Securities specified in Schedule I-A.

The Firm Securities will be delivered by the Company to you against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company, at the offices of the Representative in Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.”

(b)          Option Securities.   On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, hereby grants to the several Underwriters an option to purchase all or any portion of the Option Securities at the same purchase price as the Firm Securities, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Securities. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by you to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the ADRs representing the Option Securities are to be registered and the date and time, as determined by you, when the Option Securities are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day or later than the tenth business day after the date on which the option shall have been exercised. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as the number of Firm Securities to be purchased by such Underwriter is of the total number of Firm Securities to be purchased by the several Underwriters, as adjusted by the Representative in such manner as the Representative deems advisable to avoid fractional shares. No Option Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

The Option Securities will be delivered by the Company to you against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of the Representative in Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date.

(c)          Delivery.   If the Representative so elects, delivery of the Firm Securities or the Option Securities may be made by credit through the facilities of The Depository Trust Company to the account designated by the Representative. ADRs representing the Firm Securities and the Option Securities in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, or evidence of their issuance, will be made available for checking at a reasonable time preceding the First Closing Date or the Second Closing Date, as applicable, at the office of the Representative in Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(d)          Delivery in the Form of ADSs.   The Securities to be purchased by the several Underwriters hereunder, including Securities constituting Firm Securities or Option Securities, shall be deposited pursuant to the Deposit Agreement and delivered in the form of ADSs.

(e)          Purchase by Representative on Behalf of Underwriters.   It is understood that you, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

4.           Covenants.   The Company covenants and agrees with the several Underwriters as follows:

(a)          Required Filings.   The Company will prepare and file a Prospectus with the Commission containing the Rule 430A Information omitted from the Preliminary Prospectus within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations. If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement and a related registration statement on Form F-6 with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Act. The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement, the ADS Registration Statement or the Prospectus that, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will furnish the Representative and counsel for the Representative a copy of any proposed amendment or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus and will not file any amendment or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(b)          Notification of Certain Commission Actions.   The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c)          Continued Compliance with Securities Laws.   (i) Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Act by any Underwriter or dealer, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or the ADS Registration Statement or to supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Act, the Company promptly will (x) notify you of such untrue statement or omission, (y) amend the Registration Statement or the ADS Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance and (z) notify you when any amendment to the Registration Statement or the ADS Registration Statement is filed or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) is filed.

(ii)         If at any time following issuance of an issuer free writing prospectus or Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such issuer free writing prospectus or Written Testing-the-Waters Communication conflicted or would conflict with the information contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company (x) has promptly notified or promptly will notify the Representative of such conflict, untrue statement or omission, (y) has promptly amended or will promptly amend or supplement, at its own expense, such issuer free writing prospectus or Written Testing-the-Waters Communication to eliminate or correct such conflict, untrue statement or omission, and (z) has notified or promptly will notify you when such amendment or supplement was or is filed with the Commission where so required to be filed.

(d)          Blue Sky Qualifications.   The Company shall take or cause to be taken all necessary action to qualify the Securities and the Underlying Shares for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(e)          Provision of Documents.   The Company will furnish, at its own expense, to the Underwriters and counsel for the Representative copies of the Registration Statement (which will include all consents and exhibits filed therewith), and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(f)          Rule 158.   The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement (which, for purposes of this paragraph, will be deemed to be the effective date of the Rule 462(b) Registration Statement, if applicable) that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(g)          Payment and Reimbursement of Expenses.   The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Depositary of the Underlying Shares and to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement and the ADS Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Underlying Shares, the Securities and the ADRs related thereto, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all reasonable, out-of-pocket, accountable expenses of the Underwriters (including reasonable fees and disbursements of the Representative’s counsel and the Underwriters’ reasonable travel, database, printing, postage, facsimile and telephone expenses) incurred in connection with the Underwriters’ investigation of the Company, preparing to market and marketing the Securities, sale of the Securities or in contemplation of performing its obligations hereunder, up to a maximum amount of $300,000, (D) the fees and expenses of the Depositary and any transfer agent or registrar in connection with the transactions contemplated by this Agreement, (E) the filing fees incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees relating to the listing of the ADSs on the NASDAQ Global Market, if any, (G) the cost and expenses of the Company relating to investor presentations or any “road show” undertaken in connection with marketing of the Securities, and (H) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.

(h)          Use of Proceeds.   The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(i)           Company Lock Up.   The Company will not, without your prior written consent, from the date of execution of this Agreement and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Ordinary Shares, ADSs or other securities, in cash or otherwise, except to the Underwriters pursuant to this Agreement, except, in each case, for (x) the registration of the offer and sale of the Shares as contemplated by this Agreement, (y) issuances of Ordinary Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, each Preliminary Prospectus and the Prospectus, and (z) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement, each Preliminary Prospectus and the Prospectus; provided, however, that if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period and the Company is no longer an “emerging growth company”, then the restrictions imposed by this Section shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period without your consent.

(j)           Stockholder Lock-Ups.  The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each individual or entity listed on Schedule IV. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the Depositary and the transfer agent and registrar for the ADSs and the Ordinary Shares with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement. If the Representative, in its sole discretion, agrees to release or waive the restrictions of any Lock-Up Agreement between an officer or director of the Company and the Representative and provides the Company with notice of the impending release or waiver at least three business days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by means of a press release substantially in the form of Exhibit B hereto, issued through a major news service, at least two business days before the effective date of the release or waiver.

(k)          No Market Stabilization or Manipulation.  The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of securities which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

(l)           SEC Reports.  During the period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(m)         Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains your prior written consent, and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule I. Any such free writing prospectus consented to by you is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an issuer free writing prospectus and has complied and will comply with the requirements of Rule 164 and Rule 433 of the Rules and Regulations applicable to any Permitted Free Writing Prospectus. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show. Each Underwriter severally represents and agrees that, (A) unless it obtains the prior written consent of the Company and the Representative, it has not distributed, and will not distribute any Written Testing-the-Waters Communication other than those listed on Schedule VI, and (B) any Testing-the-Waters Communication undertaken by it was with entities that are qualified institutional buyers with the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act.

(n)          Emerging Growth Company.   The Company will promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of Securities within the meaning of the Act and (B) completion of the [180]-day restricted period referenced to in Section 4(i) hereof.

(o)          Underwriter’s Warrant.   On the First Closing Date, the Company shall sell to the Representative, for an aggregate purchase price of $50, warrants (the “Underwriter’s Warrants”) to purchase [   •   ] Ordinary Shares in substantially the form attached hereto as Annex A. On the Second Closing Date, the Company shall sell to the Representative, for an aggregate purchase price of $50, additional Underwriter’s Warrants to purchase a number of Ordinary Shares equal to 3.0% (rounded up to the nearest whole share) of the number of Underlying Shares in the form of ADSs to be purchased by the Representative on such Second Closing Day in substantially the form attached hereto as Annex A.

(p)          Future Services.   If within one year after the effective date of the Registration Statement, the Company receives a bona fide offer from a third party to act (i) as lead or book-running manager or agent of any offering or placement of securities, whether, in the case of any private placement or public offering, on the Company’s own behalf, or on behalf of the Company’s stockholders, or (ii) as your financial advisor in respect of any acquisition or sale of all or a portion of the Company, which the Company is willing to accept, the Company will promptly give written notice to the Representative, including all essential terms and conditions of such offer. The Company will offer to engage the Representative on the same terms and conditions. The Representative will have ten business days after receipt of such written notice to elect to enter into an agreement with the Company on the terms in this paragraph. If the Representative declines to accept such offer or fails to notify the Company within the ten business day period of the acceptance of such offer, for a period of thirty business days thereafter, the Company may enter into an agreement with such third party from which the Company has received a bona fide offer on terms no more favorable to such third party than indicated in the notice to the Representative and the Representative will have no right to participate in such offering or financial advisory services. The Representative acknowledges that, in accordance with FINRA Rule 5110(f)(2)(F)(ii), it may not waive or terminate the right of first refusal provided for this paragraph more than once in consideration of any payment or fee.

5.           Conditions of Underwriters’ Obligations.   The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its respective obligations hereunder and to the following additional conditions:

(a)          Required Filings; Absence of Certain Commission Actions.   All filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the ADS Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

(b)          Continued Compliance with Securities Laws.   The Representative shall not have advised the Company that (i) the Registration Statement or the ADS Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any issuer free writing prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)          Absence of Certain Events.   Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt of the Company (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), or any loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company or any subsidiary,, the effect of which, in any such case described above, in your reasonable judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d)          Opinion of Australian Company Counsel.   On each Closing Date, there shall have been furnished to you, as the Representative of the several Underwriters, the opinion of Addisons Lawyers, Australian counsel for the Company, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit C.

(e)          Opinion of U.S. Counsel.   On each Closing Date, there shall have been furnished to you, as the Representative of the several Underwriters, the opinion of Loeb & Loeb LLP, U.S. counsel for the Company, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit D.

(f)          Opinion of Depositary Counsel.   On each Closing Date, there shall have been furnished to you, as the Representative of the several Underwriters, the opinion of Emmet, Marvin & Martin, LLP, counsel to Depositary, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit E.

(g)          Opinion of Underwriter’s Counsel.   On each Closing Date, there shall have been furnished to you, as the Representative of the several Underwriters, such opinion or opinions from Faegre Baker Daniels LLP, counsel for the Representative, dated such Closing Date and addressed to you, with respect to such matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(h)          Comfort Letter.   On the date hereof, on the effective date of any post-effective amendment to the Registration Statement filed after the date hereof and on each Closing Date you shall have received an accountant’s “comfort” letter of BDO East Coast Partnership, dated such date and addressed to you, as the Representative of the several Underwriters, in form and substance satisfactory to you.

(i)           Officers’ Certificate.   On each Closing Date, there shall have been furnished to you, as the Representative of the several Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i)          The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

(ii)         No stop order or other order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any issuer free writing prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

(j)           Depositary Certificate.   The Depositary shall have furnished or caused to be furnished to you, as the Representative of the several Underwriters, certificates satisfactory to you evidencing the deposit with the Depositary of the Underlying Shares in respect of which ADSs to be purchased by the several Underwriters on such Closing Date are to be issued, and the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representative may reasonably request.

(k)          Lock-Up Agreement.   The Underwriters shall have received all of the Lock-Up Agreements referenced in Section 4 and the Lock-Up Agreements shall remain in full force and effect.

(l)           FINRA No Objections.   FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(m)         Other Documents.   The Company shall have furnished to you and counsel for the Representative such additional documents, certificates and evidence as you have reasonably requested.

(n)          Exchange Listing.   The Securities and the Underlying Shares to be delivered on such Closing Date will have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the Representative. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6.           Indemnification and Contribution.

(a)          Indemnification by the Company.   The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, the ADS Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company has filed or is required to file pursuant to Rule

433(d) of the Rules and Regulations, or any Written Testing-the-Waters Communication, or any road show as defined in Rule 433(h) under the Act (a “road show”), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(e).

(b)          Indemnification by the Underwriters.   Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Representative), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any issuer free writing prospectus, any issuer information that the Company has filed or is required to file pursuant to Rule 433(d) of the Rules and Regulations, or any Written Testing-the-Waters Communication, or any road show, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(e)), and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c)          Notice and Procedures.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representative, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representative shall have the right to employ separate counsel (in addition to local counsel) to represent the Representative and all Underwriters who might be subject to liability arising from any claim in respect of which indemnity might be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to this Section 6(c), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)          Contribution; Limitations on Liability; Non-Exclusive Remedy.   If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Securities purchased by it hereunder exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that might otherwise be available to any indemnified party at law or in equity.

(e)          Information Provided by the Underwriters.   The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth in paragraph [ten] under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any issuer free writing prospectus, and Written Testing-the-Waters Communications and any road show.

7.           Representations and Agreements to Survive Delivery.   All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder and any termination of this Agreement. Notwithstanding anything to the contrary herein, if this Agreement is terminated in accordance with its terms prior to the First Closing Date, the only item of value (as defined in FINRA Rule 5110) the Underwriters will be entitled to receive from the Company will be reimbursement of the Underwriters’ out-of-pocket accountable expenses actually incurred in connection with the Underwriters’ investigation of the Company, preparing to market and marketing the Securities or in contemplation of performing its obligations hereunder, up to the maximum reimbursement amount provided for in Section 4(g).

8.           Termination of this Agreement.

(a)          Right to Terminate.  You shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading in the ADSs shall have been suspended by the Commission or the NASDAQ Stock Market or trading in securities generally on the NASDAQ Stock Market or New York Stock Exchange shall have been suspended, (iv) trading in the Ordinary Shares shall have been suspended by the ASX or trading in securities generally on the ASX shall have been suspended (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Stock Market, New York Stock Exchange or ASX, by such Exchange or by order of the Commission or any other Governmental Authority having jurisdiction, (vi) a banking moratorium shall have been declared by federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, or (vii) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any change in financial markets, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, or any other calamity or crisis that, in your reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities.

(b)          Notice of Termination.   If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, confirmed by letter.

(c)          Effect of Termination.  No party shall be relieved of any liability under this Agreement arising from any breach of its obligations hereunder occurring prior to termination of this Agreement as a result of the termination of this Agreement.

9.           Notices.   Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed via overnight delivery service or hand delivered via courier to the Representative c/o Northland Securities, Inc., 45 South Seventh Street, Suite 2000, Minneapolis, Minnesota 55402, United States of America, Attention: Investment Banking; if to the Company, shall be mailed or delivered to it at [________________], Attention: Chief Executive Officer; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10.         Persons Entitled to Benefit of Agreement.   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

11.         Absence of Fiduciary Relationship.   The Company acknowledges and agrees that: (a) each Underwriter has been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the several Underwriters have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether such Underwriter has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representative and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that no Underwriter has any obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that each Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of such Underwriter, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against any Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that no Underwriter shall have any liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.         Governing Law; Waiver of Jury Trial; Jurisdiction.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the Underwriter’s Warrant or the transactions contemplated hereby or thereby. The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the Underwriter’s Warrant or the transactions contemplated hereby or thereby may be instituted in any Federal or state courts located in the City of New York, New York, U.S.A. (the “New York Courts”), and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company has appointed

MOKO Mobi Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the Underwriter’s Warrant or the transactions contemplated herein or therein. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.

13.         Counterparts.   This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

14.         General Provisions.   This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, including the letter agreement dated October 7, 2013 between the Company and the Representative. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

MOKO Social Media Limited

By
Name
Title

Confirmed as of the date first

above mentioned, on behalf of

itself and the other several

Underwriters named in Schedule I-A

Northland Securities, Inc.

By
Managing Director

Annex A

Form of Underwriter’s Warrant

This Warrant is subject to restrictions on transfer and may not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant or the Shares acquirable upon exercise hereof, other than in compliance with Rule 5110(g) of the Financial Industry Regulatory Authority, Inc. and Section 8 hereof.

WARRANT

To Subscribe for and Purchase
Ordinary Shares of

MOKO Social Media Limited

THIS CERTIFIES THAT, for value received, ____________, or its registered assigns, (herein referred to as the “Purchaser” or “holder”), is entitled to subscribe for and purchase from MOKO Social Media Limited (herein called the “Company”), an Australian corporation, ____________ (____________)2 duly authorized and fully paid ordinary shares, no par value per share, of the Company (the “Shares”) (subject to adjustment as noted below) at the exercise price of $[______]3 per Share (the “Warrant Purchase Price”) (subject to adjustment as noted below). This Warrant may only be exercised during the Exercise Period specified herein. This Warrant has been issued pursuant to the Purchase Agreement, dated [___________], between the Company and Northland Securities, Inc., as Representative of the several Underwriters, in connection with a public offering of [________] ordinary shares, no par value per share, of the Company (the “Ordinary Shares”) in the form of American Depositary Shares (“ADSs”) registered on the Company’s Registration Statement on Form F-1 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on [_____________], as amended (the “Offering”), and a related Form F-6.

This Warrant is subject to the following provisions, terms and conditions:

1.          The Warrant exercise period (the “Exercise Period”) for this Warrant shall begin on the date that is one year after the date the Registration Statement was declared effective by the SEC and shall end on the fifth anniversary of the date the Registration Statement was declared effective by the SEC.

2.           The rights represented by this Warrant may be exercised, in whole or in part, by the holder hereof as follows:

(a)          The holder hereof shall deliver to the Company written notice of exercise of this Warrant and in connection therewith shall surrender this Warrant (properly endorsed if required) at the principal office of the Company and pay the Warrant Purchase Price for such Shares as provided for herein.

2 Equal to 3.0% of the number of ordinary shares sold on the applicable closing date.

3 Equal to 125% of the offering price to the public.

(b)          The holder hereof shall pay the Warrant Purchase Price (i) in immediately available funds or (ii) by “cashless exercise”, in which event the Company shall issue to the holder hereof a number of Shares determined as follows:

X = Y * [(A-B)/A]

where:

X = the number of Shares to be issued to the holder.

Y = the total number of Shares with respect to which this Warrant is being exercised.

A = the fair market value of one Share at the time the net issue election is made.

B = the Warrant Purchase Price then in effect for the Shares at the net issue election is made.

For purposes of this Warrant, the fair market value of one Share as of a particular date shall be determined as follows: (i) if the Ordinary Shares (or ADSs providing beneficial ownership of Ordinary Shares) are traded on a U.S. national securities exchange, the value shall be deemed to be the average of the closing prices of an Ordinary Share (or the equivalent of an Ordinary Share based on the closing price of an ADS and the number of Ordinary Shares in which an ADS provides beneficial ownership) on such exchange over the 10-Trading Day period ending on the Trading Day prior to the net exercise election; (ii) if clause (i) is not applicable, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) of an Ordinary Share on the principal securities exchange or securities market on which the Ordinary Shares trade over the 10-Trading Day period ending on the Trading Day prior to the net exercise election; and (iii) if none of the foregoing is applicable, the value shall be the fair market value of an Ordinary Share mutually agreed upon by the holder and the Company; provided, that if the Company and the holder are unable to agree upon the fair market value of a Share, then the board of directors of the Company shall use its good faith judgment to determine the fair market value, and such determination shall be binding upon all parties absent demonstrable error.

For purposes of this Warrant, “Trading Day” means any day on which the Ordinary Shares (including in the form of ADSs) are traded on a U.S. stock exchange or, if inapplicable, the principal securities exchange or securities market on which the Ordinary Shares (including in the form of ADSs) are then traded.

(c)          Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the date this warrant is exercise in accordance with its terms) issue or cause to be issued and cause to be delivered to or upon the written order of the holder and in such name or names as the holder may designate (provided that, if the holder directs the Company to deliver a certificate for the Shares in a name other than that of the holder or an affiliate (as defined in Rule 405 under the Securities Act) of the holder, it shall deliver to the Company on the date of exercise an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) a certificate for the Shares issuable upon such exercise or

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credit for such Shares through the facilities of The Depository Trust Company (“DTC”) to the account designated by the holder (with any restrictive legends required by applicable securities laws), or (ii) American Depositary Receipts (“ADRs”) representing ADSs that provide beneficial ownership of the Shares issuable upon such exercise in physical form or via electronic delivery through the facilities of DTC. The form of delivery of the Shares acquired upon exercise will be at the election of the holder, subject to the other terms of this Warrant. The holder, or any person permissibly so designated by the holder to receive the Shares acquired upon exercise hereof, shall be deemed to have become the holder of record of such Shares as of the date notice of exercise of payment of the applicable Warrant Purchase Price is made in accordance with the terms hereof.

(d)          In the event that this Warrant has not been exercised prior to the end of the Exercise Period and the fair market value of one Share as determined in accordance with the provisions hereof exceeds the Warrant Purchase Price on the last day of the Exercise Period, on such date this Warrant will be automatically exercised pursuant to the cashless exercise provisions set forth in Section 2(b); provided, that the holder hereof, upon the request of the Company, must surrender to the Company of this Warrant within 30 days of a request for delivery of thereof by the Company. If the Investor does not surrender this Warrant within such time period, this Warrant will be deemed to not have been exercised under this Section 2(d) and will terminate and no longer be exercisable.

3.           The Company represents and warrants that this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered and is a legal and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Warrant, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company covenants and agrees that all Shares and ADSs which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof have been duly authorized and will, upon issuance and payment therefor, be validly issued and fully paid and (if applicable) the persons in whose names the ADRs are registered will be entitled to the rights specified in the ADR and in the deposit agreement pursuant to which the ADSs are issued. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of its Ordinary Shares to provide for the exercise of the rights represented by this Warrant, free from preemptive rights or other actual contingent purchase rights other than those held by a holder of this Warrant (as a result of holding this Warrant).

4.           The Company will pay any documentary stamp taxes attributable to the issuance of Shares or ADSs upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrants, or Shares or ADSs issued upon exercise of this Warrant, in a name other than that of the Purchaser. The Purchaser shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Shares or ADSs upon exercise hereof.

5.           The above provisions are, however, subject to the following:

(a)          The Warrant Purchase Price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Purchase Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such

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adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

(b)          In case the Company shall at any time subdivide its outstanding Ordinary Shares into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Ordinary Shares shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

(c)          If any capital reorganization or reclassification of the capital stock of the Company, shall be effected in such a way that holders of Ordinary Shares shall be entitled to receive stock or securities with respect to or in exchange for Ordinary Shares, then, as a condition of such reorganization, reclassification or consolidation, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued or payable with respect to or in exchange for a number of outstanding Ordinary Shares equal to the number of Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification or consolidation not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

(d)          Upon any adjustment of the Warrant Purchase Price or any adjustment of any material terms hereof, then and in each such case an officer of the Company shall, as soon as practicable after the occurrence of any event that requires an adjustment or readjustment, give signed written notice thereof, by first–class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment, any material change in the terms of the Warrant, and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(e)          In case any time:

(i)          there shall be any capital reorganization, or reclassification of the capital stock of the Company; or

(ii)         there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first–class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (A) the books of the Company shall close or a record shall be taken for such distribution or subscription rights, or (B) such reorganization, reclassification or consolidation, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital

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stock of record shall participate in such distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

(f)          If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Ordinary Shares in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

6.           This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

7.           For so long as the Ordinary Shares are listed or otherwise quoted on the ASX, the following provisions of this Section 7 shall apply.

(a)          The Company will, in accordance with the listing rules of the ASX (the “ASX Listing Rules”), make an application to have the Shares that are issued pursuant to an exercise of this Warrant, listed for official quotation on the market conducted by ASX. In the case of any pro-rata issue (other than a bonus issue), the Warrant Purchase Price will be reduced according to the formula set out for making such an adjustment in the ASX Listing Rules. In the case of a bonus issue, the number of Shares over which this Warrant is exercisable will, in accordance with the ASX Listing Rules, be increased by the number of Shares which the holder would have received if this Warrant had been exercised before the record date for the bonus issue. The Company will notify the ASX of the adjustments in accordance with the ASX Listing Rules.

(b)          In the event of any reorganization (including consolidation, subdivisions, reduction or return) of the authorized or issued capital of the Company, the rights of the holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization.

(c)          Upon reorganization of the Company’s capital, the rights of the holder will, as required, be changed to comply with the ASX Listing Rules.

(d)          Other than as permitted under the ASX Listing Rules, this Warrant does not give the holder any right to vote, receive dividends, participate in new share issues or grant any other rights to the holder as a shareholder until Shares are allotted pursuant to the exercise of the Warrant. In the event the terms and conditions of this Section 7 conflict with the terms and conditions set forth elsewhere in this Warrant, the terms and conditions of this Section 7 shall control.

8.           This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. Subject to compliance with applicable securities laws and the other terms of this Warrant, this Warrant may be assigned or transferred

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by the holder and this Warrant shall be binding on and inure to the benefit of the parties hereto and their respective transferees, successors and assigns. Notwithstanding the foregoing, pursuant to Rule 5110(g) of the Financial Industry Regulatory Authority, Inc., this Warrant shall not be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant or the Shares acquirable upon exercise hereof, by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales of the Offering, except as provided in paragraph (g)(2) of Rule 5110(g) of the Financial Industry Regulatory Authority, Inc.

9.           The Company will not be required upon the exercise of this Warrant to issue fractions of Ordinary Shares or ADSs, but may, at its option, either (a) purchase such fraction for an amount in cash equal to the current value of such fraction computed on the basis of the closing market price of an Ordinary Share or ADS as quoted on the principal exchange or trading facility on which Ordinary Shares (including in the form of ADSs) are traded on the Trading Day immediately preceding the day upon which this Warrant was surrendered for exercise in accordance with Section 2 hereof, or (b) issue the required share or ADS. By accepting this Warrant, the holder hereof expressly waives any right to receive any fractional share or ADS upon exercise of a Warrant, except as expressly provided in this Section 9.

10.         If this Warrant is exercised for less than all of the then-current number of Shares purchasable hereunder, then the Company shall, concurrently with the issue of the Shares of stock purchased by the holder hereof upon such exercise in accordance with Section 2, issue a new warrant exercisable for the remaining number of Shares purchasable under this Warrant.

11.         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and security reasonably satisfactory to it, the Company shall execute and deliver a new warrant of like tenor as the Warrant so lost, stolen, destroyed or mutilated.

12.         All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts, of the State of New York.

[Signature Page Follows]

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IN WITNESS WHEREOF, MOKO Social Media Limited has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date set forth above.

MOKO Social Media Limited

By
Its

Acknowledged and agreed:

NORTHLAND SECURITIES, INC.

By
Name
Its

SUBSCRIPTION FORM

To be Executed by the Holder of this Warrant if such Holder
Desires to Exercise this Warrant in Whole or in Part

To:	MOKO Social Media Limited (the “Company”)

The undersigned ___________________________________

Please insert Social Security or other
identifying number of Subscriber:

_______________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ___________ Ordinary Shares (the “Ordinary Shares”) provided for therein.

The Ordinary Shares should be delivered in the form of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares ☐ [Check box if you desire to exercise this option].

Payment of the Warrant Purchase Price for the Ordinary Shares shall take the form of [Check the applicable box below]:

☐	Immediately available U.S. funds; or

☐	the cancellation of such number of Shares as is necessary to satisfy the Warrant Purchase Price with respect to the exercise of the number of Ordinary Shares set forth above in accordance with the formula set forth in Section 2(b) of the Warrant.

The undersigned requests that such Ordinary Shares or ADRs be registered in the name of the undersigned or in such other name specified below:

Name:

The Ordinary Shares or ADRs shall be delivered as follows:

and, if such number of Ordinary Shares does not constitute all shares purchasable under the Warrant, that a new Warrant for the balance remaining of such shares be registered in the name of, and delivered to, the undersigned at the address stated above.

Unless the undersigned has selected the “net exercise” option provided for in Section 2(b) of the Warrant, the undersigned hereby represents and warrants that the undersigned is acquiring the Ordinary Shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

Dated: __________________

Name of Holder:

Signature

Title